Exhibit 99.2

[Company Logo]

T-Mobile Announces Launch of Senior Notes Offering

BELLEVUE, Wash., August 14, 2013 – T-Mobile US, Inc. (NYSE: TMUS) (the “Company”) announced today that T-Mobile USA, Inc. (“T-Mobile USA”), a wholly-owned subsidiary, plans to offer, subject to market and other conditions, up to $500 million aggregate principal amount of its Senior Notes due 2018 (the “Notes”), in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). T-Mobile USA intends to use the net proceeds from this private offering for general corporate purposes.

The Notes will be offered and sold only to qualified institutional buyers in reliance on Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States except under an effective registration statement or an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This release shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About T-Mobile US, Inc.:

As America’s Un-carrier, T-Mobile US, Inc. (NYSE: TMUS) is redefining the way consumers and businesses buy wireless services through leading product and service innovation. The Company’s advanced nationwide 4G and 4G LTE network delivers outstanding wireless experiences for customers who are unwilling to compromise on quality and value. Based in Bellevue, Wash., T-Mobile US operates its flagship brands, T-Mobile and MetroPCS. It currently serves approximately 44 million wireless subscribers and provides products and services through 70,000 points of distribution. For more information, please visit http://www.t-mobile.com.

Forward-Looking Statements

This news release includes “forward-looking statements” within the meaning of the U.S. federal securities laws. Any statements made herein that are not statements of historical fact, including statements about T-Mobile US, Inc.’s plans to offer Notes and intended use of the Notes’ proceeds, are forward-looking statements. Generally, forward-looking statements may be identified by words such as “anticipate,” “expect,” “suggests,” “plan,” “project,” “believe,” “intend,” “estimates,” “targets,” “views,” “may,” “will,” “forecast,” and other similar expressions. The forward-looking statements speak only as of the date made, are based on current assumptions and expectations, and involve a number of risks and uncertainties. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: market disruptions, banking moratoriums or other difficulties in executing the Notes offering; our ability to compete in the highly competitive U.S. wireless telecommunications industry; adverse conditions in the U.S. and international economies and markets; our significant capital commitments and the capital expenditures required to effect our business plan; our ability to adapt to future changes in technology, enhance existing offerings, and introduce new offerings to address customers’ changing demands; changes in legal and regulatory requirements, including any change or increase in restrictions on our ability to operate our network; our ability to successfully maintain and improve our network, and the possibility of incurring additional costs in doing so; major equipment failures; severe weather conditions or other force majeure events; and other risks described in our filings with the Securities and Exchange Commission, including those described in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2013. You should not place undue reliance on these forward-looking statements. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Press Contact:

Media Relations

T-Mobile US, Inc.

mediarelations@t-mobile.com

http://newsroom.t-mobile.com

Investor Relations Contact:

Nils Paellmann

T-Mobile US, Inc.

877-281-TMUS or 212-358-3210

investor.relations@t-mobile.com

http://investor.t-mobile.com